Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Banc of America Merrill Lynch Large Loan, Inc. (the “Depositor”)

Bank of America, N.A.

BofA Securities, Inc.

Wells Fargo Bank, National Association

Wells Fargo Securities, LLC

(collectively, the “Specified Parties”)

Re:	ROCK Trust 2024-CNTR (the “Issuing Entity”)
Commercial Mortgage Pass-Through Certificates, Series 2024-CNTR (the “Certificates”)

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Specified Parties, for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to the Trust Loan (as defined herein) contained on the Data Files (as defined herein) (the “Subject Matter”) relating to the Issuing Entity’s securitization transaction as of 9 October 2024. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Depositor provided us with:

a.	Certain electronic data files (the “Data Files”) that are described in Attachment A,
b.	Copies of various source documents (the “Source Documents”), which are listed on Exhibit 1 to Attachment A,
c.	A list of characteristics on the Data Files (the “Compared Characteristics”), which are listed on Exhibit 2 to Attachment A, that the Depositor instructed us to compare to information contained in the Source Documents,
d.	A list of characteristics on the Data Files (the “Recalculated Characteristics”), which are described in Attachment A, that the Depositor instructed us to recalculate using information on the Data Files,
e.	A list of characteristics on the Data Files (the “Provided Characteristics”), which are listed on Exhibit 3 to Attachment A, on which the Depositor instructed us to perform no procedures,
f.	A draft of the preliminary offering circular for the Issuing Entity’s securitization transaction (the “Draft Preliminary Offering Circular”) and
g.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Data Files, Source Documents, Compared Characteristics, Recalculated Characteristics, Provided Characteristics, Draft Preliminary Offering Circular and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A with respect to the Data Files. We have not verified, and we make no representation as to, the appropriateness, accuracy, completeness or reasonableness of the Source Documents, Provided Characteristics, Draft Preliminary Offering Circular or any other information provided to us by the Depositor upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to: (a) the existence of the Trust Loan, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Depositor that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Trust Loan conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Trust Loan,
iii.	Whether the originator(s) of the Trust Loan complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Trust Loan that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

9 October 2024

Attachment A Page 1 of 5

Background

For the purpose of the procedures described in this report, the Depositor indicated that:

a.	The assets of the Issuing Entity will consist primarily of certain senior promissory notes (the “Senior Trust Notes”) and certain componentized junior promissory notes (the “Junior Notes,” together with the Senior Trust Notes, the “Trust Loan”),
b.	The Trust Loan, together with certain senior promissory notes that will not be included in the Issuing Entity (the “Companion Loan”), evidence a five year, fixed-rate, interest-only mortgage loan (the “Whole Loan”),
c.	The Companion Loan will be pari passu in right of payment to the Senior Trust Notes and will be senior in right of payment to the Junior Notes and
d.	The Whole Loan is secured by, among other things, first-lien mortgages on the borrowers’ fee simple and leasehold interests in Rockefeller Center, a commercial real estate complex located in New York, New York (each allocated portion, a “Property” and collectively, the “Properties”).

Procedures performed and our associated findings

1.	The Depositor provided us with:
a.	An electronic data file (the “Preliminary Data File”) that the Depositor indicated contains information relating to the Trust Loan, Whole Loan and Properties that is expected to be as of 17 October 2024 (the “Reference Date”) and
b.	Record layout and decode information relating to the information on the Preliminary Data File.

Using the information in the Source Documents, we compared the Compared Characteristics listed on Exhibit 2 to Attachment A, as shown on the Preliminary Data File, to the corresponding information in the Source Documents indicated on Exhibit 2 to Attachment A, subject to the instructions, assumptions and methodologies stated in the notes on Exhibit 2 to Attachment A. If more than one Source Document is listed for a Compared Characteristic, the Depositor instructed us to note agreement if the value on the Preliminary Data File for the Compared Characteristic agreed with the corresponding information in at least one of the Source Documents listed for such Compared Characteristic on Exhibit 2 to Attachment A (except as described in the notes on Exhibit 2 to Attachment A). We performed no procedures to reconcile any differences that may exist between various Source Documents for any of the Compared Characteristics listed on Exhibit 2 to Attachment A.

We performed certain procedures on earlier versions of the Data Files and communicated differences prior to being provided the Data Files which were subjected to the procedures as described herein.

2.	As instructed by the Depositor, we adjusted the information on the Preliminary Data File to correct all the differences we noted in performing the procedures described in the Item above and provided a list of such differences to the Depositor. The Preliminary Data File, as so adjusted, is hereinafter referred to as the “Updated Data File.”

Attachment A Page 2 of 5

3.	Subsequent to the performance of the procedures described in the Items above, we received from the Depositor:
a.	An electronic data file (the “Final Data File,” which together with the Preliminary Data File comprise the Data Files) that the Depositor indicated contains information relating to the Trust Loan, Whole Loan and Properties as of the Reference Date and
b.	Record layout and decode information relating to the information on the Final Data File.

Using information on the:

a.	Final Data File and
b.	Updated Data File,

we compared each Compared Characteristic listed on Exhibit 2 to Attachment A, as shown on the Final Data File, to the corresponding information on the Updated Data File and found such information to be in agreement.

4.	Using the “First Payment Date,” as shown on the Final Data File, we recalculated the “Seasoning” of the Whole Loan as of the Reference Date. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

5.	Using the:

a.       First Payment Date and

b.       Maturity Date,

as shown on the Final Data File, we recalculated the “Original Loan Term (mos)” of the Whole Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

6.	Using the:

a.       Original Loan Term (mos) and

b.       Seasoning,

as shown on the Final Data File, we recalculated the “Remaining Loan Term (mos)” of the Whole Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Attachment A Page 3 of 5

7.	The applicable Source Document(s) indicate that the Whole Loan is interest-only for its entire term. Based on this information, the Depositor instructed us to:
a.	Use “0” for the:
i.	Original amortization term of the Whole Loan (the “Original Amortization Term (mos)”) and
ii.	Remaining amortization term of Whole Loan (the “Remaining Amortization Term (mos)”),
b.	Use the “Original Loan Term (mos),” as shown on the Final Data File, for the “Original IO Term (mos)” of the Whole Loan,
c.	Use the “Trust Original Balance,” as shown on the Final Data File, for the:
i.	Principal balance of the Trust Loan and each Property as of the Reference Date (the “Trust Cut-off Date Balance”) and
ii.	Principal balance of the Trust Loan and each Property as of the “Maturity Date” of the Trust Loan (the “Trust Maturity Balance”) and
d.	Use the “Mortgage Loan Original Balance,” as shown on the Final Data File, for the:
i.	Principal balance of the Whole Loan and each Property as of the Reference Date (the “Mortgage Loan Cut-off Date Balance”) and
ii.	Principal balance of the Whole Loan and each Property as of the “Maturity Date” of the Whole Loan (the “Mortgage Loan Maturity Balance”).

We compared this information to the corresponding information on the Final Data File and found such information to be in agreement.

8.	Using the:

a.       Original IO Term (mos) and

b.       Seasoning,

as shown on the Final Data File, we recalculated the “Remaining IO Term (mos)” of the Whole Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Attachment A Page 4 of 5

9.	Using the:
a.	Mortgage Loan Original Balance,
b.	Interest Rate and
c.	Interest Accrual Method,

as shown on the Final Data File, and the calculation methodologies provided by the Depositor described in the succeeding paragraph(s) of this Item, we recalculated the:

i.	Monthly IO Payment and

ii.                   Annual IO Debt Service

of the Whole Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

For the purpose of this procedure, the Depositor instructed us to recalculate the “Monthly IO Payment” of the Whole Loan as the product, rounded to two decimal places, of:

a.	The “Mortgage Loan Original Balance,” as shown on the Final Data File,
b.	The “Interest Rate,” as shown on the Final Data File, and
c.	30/360.

For the purpose of this procedure, the Depositor instructed us to recalculate the “Annual IO Debt Service” of the Whole Loan as twelve (12) times the “Monthly IO Payment” of the Whole Loan, as shown on the Final Data File.

10.	Using the:
a.	Mortgage Loan Cut-off Date Balance,
b.	Mortgage Loan Maturity Balance,
c.	Trust Cut-off Date Balance,
d.	Appraisal Value,
e.	Annual IO Debt Service,
f.	Underwritten NOI,
g.	Underwritten NCF and
h.	Total Units,

as shown on the Final Data File, and the applicable calculation methodologies and assumptions described in the Draft Preliminary Offering Circular, we recalculated the:

i.	Mortgage Loan Per Unit,
ii.	Trust Loan Per Unit,
iii.	Appraised Value Per Unit,
iv.	Cut-off Date LTV,
v.	Maturity Date LTV,
vi.	UW NOI Debt Yield,
vii.	UW NCF Debt Yield,
viii.	UW NOI DSCR and
ix.	UW NCF DSCR

of the Whole Loan, and with respect to ii. above, of the Trust Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Attachment A Page 5 of 5

10. (continued)

For the purpose of this procedure, the Depositor instructed us to:

a.	Round the characteristics listed in iv. through vii. above to the nearest 1/10th of one percent and
b.	Round the characteristics listed in i., ii., viii. and ix. above to two decimal places.

11.	Using the:
a.	Total Units,
b.	Largest Tenant 1 Sq. Ft.,
c.	Largest Tenant 2 Sq. Ft.,
d.	Largest Tenant 3 Sq. Ft.,
e.	Largest Tenant 4 Sq. Ft. and
f.	Largest Tenant 5 Sq. Ft.,

as shown on the Final Data File, we recalculated the:

i.	Largest Tenant 1 % of Total SF,
ii.	Largest Tenant 2 % of Total SF,
iii.	Largest Tenant 3 % of Total SF,
iv.	Largest Tenant 4 % of Total SF and
v.	Largest Tenant 5 % of Total SF

of each Property. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

12.	Using the:
a.	Interest Rate and
b.	Administrative Fee Rate,

as shown on the Final Data File, we recalculated the “Net Interest Rate” of the Trust Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Exhibit 1 to Attachment A

Source Documents

Whole Loan Source Documents

Source Document Title	Source Document Date

Promissory Notes (see Note 1)	4 October 2024

Loan Agreement (see Note 1)	8 October 2024

Cash Management Agreement (see Note 1)	4 October 2024

Environmental Indemnity Agreement (see Note 1)	4 October 2024

Guaranty Agreement (see Note 1)	4 October 2024

Non-Consolidation Opinion (see Note 1)	4 October 2024

Loan Agreement Schedules (see Note 1)	4 October 2024

Assignment of Management Agreement (see Note 1)	9 October 2024

Management Agreement	1 January 2020

Management Agreement Amendments	Various

Property Source Documents

Source Document Title	Source Document Date

Appraisal Report	1 October 2024

Appraised Values Schedule	Not Dated

Engineering Reports	Various

Phase I Environmental Reports	6 September 2024

USPS Internet Site (www.usps.com)	Not Applicable

Underwriter’s Summary Report	Not Dated

Underwritten Rent Roll	1 July 2024

Pro Forma Title Policy	Not Dated

Exhibit 1 to Attachment A

Property Source Documents (continued)

Source Document Title	Source Document Date

Lease Agreements	Various

Lease Agreement Amendments	Various

Lease Agreement Estoppels	Various

Ground Lease Abstracts (see Note 1)	4 October 2024

Ground Leases	Various

Ground Lease Amendments	Various

Third Party Market Reports	Not Dated

Capital Expenditure Report	Not Dated

Retail Sales Report	Not Dated

Insurance Review File (see Note 1)	3 October 2024

Condominium Documents	Various

Operating Leases	Various

Note:

1.	The indicated provided Source Document(s) are draft document(s) with the Source Document Date reflecting the latest date of receipt. For the purpose of the procedures described in this report, the Depositor instructed us to treat the indicated Source Document(s) as fully executed.

Exhibit 2 to Attachment A

Compared Characteristics and Source Documents

Property Information:

Characteristic	Source Document(s)

Street Address (see Note 1)	Appraisal Report or Phase I Environmental Report
City (see Note 1)	Appraisal Report or Phase I Environmental Report
State (see Note 1)	Appraisal Report or Phase I Environmental Report
County	Appraisal Report or USPS Internet Site (www.usps.com)
Zip Code	Appraisal Report or USPS Internet Site (www.usps.com)
Property Type	Appraisal Report or Engineering Report
Property SubType	Appraisal Report or Engineering Report
Year Built	Appraisal Report or Engineering Report
Total Units (see Notes 2 and 12)	Underwritten Rent Roll
Unit Type (see Note 12)	Underwritten Rent Roll
Occupancy Rate (see Notes 2 and 12)	Underwritten Rent Roll
Occupancy As of Date (see Note 12)	Underwritten Rent Roll

Third Party Information:

Characteristic	Source Document(s)

Appraisal Date	Appraisal Report
Appraisal Value (see Note 3)	Appraised Values Schedule
Engineering Report Date	Engineering Report
Environmental Phase I Report Date	Phase I Environmental Report

Major Tenant Information: (see Notes 2, 4 and 12)

Characteristic	Source Document(s)

Largest Tenant 1	Underwritten Rent Roll
Largest Tenant 1 Sq. Ft.	Underwritten Rent Roll
Largest Tenant 1 Expiration	Underwritten Rent Roll
Largest Tenant 2	Underwritten Rent Roll
Largest Tenant 2 Sq. Ft.	Underwritten Rent Roll
Largest Tenant 2 Expiration	Underwritten Rent Roll
Largest Tenant 3	Underwritten Rent Roll
Largest Tenant 3 Sq. Ft.	Underwritten Rent Roll
Largest Tenant 3 Expiration	Underwritten Rent Roll

Exhibit 2 to Attachment A

Major Tenant Information: (continued)

Characteristic	Source Document(s)

Largest Tenant 4	Underwritten Rent Roll
Largest Tenant 4 Sq. Ft.	Underwritten Rent Roll
Largest Tenant 4 Expiration	Underwritten Rent Roll
Largest Tenant 5	Underwritten Rent Roll
Largest Tenant 5 Sq. Ft.	Underwritten Rent Roll
Largest Tenant 5 Expiration	Underwritten Rent Roll

Underwriting Information: (see Note 5)

Characteristic	Source Document(s)

Third Most Recent Date	Underwriter’s Summary Report
Third Most Recent Revenue	Underwriter’s Summary Report
Third Most Recent Expenses	Underwriter’s Summary Report
Third Most Recent NOI	Underwriter’s Summary Report
Third Most Recent NCF	Underwriter’s Summary Report
Second Most Recent Date	Underwriter’s Summary Report
Second Most Recent Revenue	Underwriter’s Summary Report
Second Most Recent Expenses	Underwriter’s Summary Report
Second Most Recent NOI	Underwriter’s Summary Report
Second Most Recent NCF	Underwriter’s Summary Report
Most Recent Date	Underwriter’s Summary Report
Most Recent Description	Underwriter’s Summary Report
Most Recent Revenue	Underwriter’s Summary Report
Most Recent Expenses	Underwriter’s Summary Report
Most Recent NOI	Underwriter’s Summary Report
Most Recent NCF	Underwriter’s Summary Report
Underwritten Revenue	Underwriter’s Summary Report
Underwritten Expenses	Underwriter’s Summary Report
Underwritten NOI	Underwriter’s Summary Report
Underwritten Capital Items	Underwriter’s Summary Report
Underwritten NCF	Underwriter’s Summary Report

Exhibit 2 to Attachment A

Reserve and Escrow Information:

Characteristic	Source Document(s)

Real Estate Tax Escrow - Initial	Loan Agreement
Real Estate Tax Monthly Escrow	Loan Agreement
Insurance Escrow - Initial	Loan Agreement
Insurance Monthly Escrow	Loan Agreement
Replacement Reserve Escrow - Initial	Loan Agreement
Replacement Reserve Monthly Escrow	Loan Agreement
Immediate Repairs Escrow - Initial	Loan Agreement
Immediate Repairs Monthly Escrow	Loan Agreement
TI /LC Escrow - Initial	Loan Agreement
TI/LC Monthly Escrow	Loan Agreement
Other Escrow 1 Description	Loan Agreement
Other Escrow 1 Initial	Loan Agreement
Other Escrow 1 Monthly	Loan Agreement
Other Escrow 2 Description	Loan Agreement
Other Escrow 2 Initial	Loan Agreement
Other Escrow 2 Monthly	Loan Agreement

Whole Loan Information:

Characteristic	Source Document(s)

Mortgage Loan Original Balance	Loan Agreement
First Payment Date (see Note 6)	Loan Agreement
Maturity Date	Loan Agreement
Payment Day of Month	Loan Agreement
Payment Grace Period Event of Default	Loan Agreement
Payment Grace Period Event of Late Fee	Loan Agreement
Balloon Grace Period Event of Default	Loan Agreement
Balloon Grace Period Event of Late Fee (see Note 7)	Loan Agreement
Amortization Type	Loan Agreement
Interest Accrual Method	Loan Agreement
Prepay Description (see Notes 8 and 9)	Loan Agreement
Partially Prepayable without Penalty (Y/N)	Loan Agreement
Partial Collateral Release (Y/N)	Loan Agreement
Partial Collateral Release Description	Loan Agreement
Lockbox (see Note 10)	Cash Management Agreement
Cash Management (see Note 11)	Cash Management Agreement
Cash Flow Sweep Trigger	Loan Agreement

Exhibit 2 to Attachment A

Whole Loan Information: (continued)

Characteristic	Source Document(s)

Carve-out Guarantor(s)	Guaranty Agreement
Single Purpose Entity	Loan Agreement
Non-Consolidation Letter	Non-Consolidation Opinion
Independent Director	Loan Agreement
Title Type	Pro Forma Title Policy
Future Additional Debt Permitted (Y/N)	Loan Agreement
Future Additional Debt Type	Loan Agreement
Future Additional Debt Limit	Loan Agreement

Notes:

1.	For the purpose of comparing the indicated characteristic(s), the Depositor instructed us to ignore differences that are due to standard postal abbreviations.

2.	For the purpose of comparing the indicated characteristic(s) for the Property identified on the Preliminary Data File as “10 Rockefeller Plaza,” the Depositor instructed us to exclude the total square feet associated with the “Little Nell Big Apple” tenant, as shown in the applicable Source Document(s).

3.	For the purpose of comparing the “Appraisal Value” characteristic for the Whole Loan, the Depositor instructed us to use “$6,100,000,000,” which is the “Rounded Value,” as shown in the applicable Source Document(s).

4.	For the purpose of comparing the “Major Tenant Information” characteristics, the Depositor instructed us to combine multiple spaces leased by the same tenant, and for those tenants with multiple lease expirations, to use the lease expiration date for the leases which together have the largest square footage and the same lease expiration date, as shown in the applicable Source Document(s).

5.	For the purpose of comparing the “Underwriting Information” characteristics that are expressed as dollar values, the Depositor instructed us to ignore differences of +/- $1 or less.

6.	The loan agreement Source Document indicates that the first “Payment Day of Month” after the end of the first full interest accrual period is in December 2024. The Depositor instructed us to use “11/9/2024” for the “First Payment Date” characteristic, and indicated that the interest-only payment for the Trust Loan will be remitted to the Issuing Entity on such date in an amount equal to the applicable interest due for the interest accrual period, as described in the loan agreement Source Document.

7.	For the purpose of comparing the "Balloon Grace Period Event of Late Fee" characteristic, the Depositor instructed us to use the "Payment Grace Period Event of Late Fee," as shown in the applicable Source Document(s), as the applicable Source Document(s) did not specify a grace period for the payment due on the "Maturity Date."

Exhibit 2 to Attachment A

Notes: (continued)

8.	For the purpose of comparing the indicated characteristic(s), the Depositor instructed us to assume that the entire “Loan” (as described in the applicable Source Document(s)) has been securitized and to ignore any prepayment premiums or other conditions related to partial release events or partial prepayments to cure certain trigger periods, as described in the applicable Source Document(s).

9.	The loan agreement Source Document contains the following defined term:

“Lockout Release Date” shall mean the date that is the earlier of (i) two (2) years from the “startup day” (within the meaning of Section 860G(a)(9) of the IRS Code) of the REMIC Trust that holds the Note which is last to be securitized and (ii) three (3) years after the first Monthly Payment Date.

For the purpose of comparing the “Prepay Description” characteristic, the Depositor instructed us to assume that the first “Monthly Payment Date” is November 9, 2024.

10.	For the purpose of comparing the “Lockbox” characteristic, the Depositor instructed us to use “Hard” if the applicable Source Document(s) require the borrower(s) or manager(s) to direct tenants to pay rents directly to a lockbox account controlled by the lender(s).

11.	For the purpose of comparing the “Cash Management” characteristic, the Depositor instructed us to use “Springing” if:
a.	Prior to the occurrence of an event of default or one or more specified trigger events described under the applicable Source Document(s), funds in the lockbox are forwarded to an account controlled by the borrower(s) or otherwise made available to the borrower(s) and
b.	Upon the occurrence of an event of default or one or more specified trigger events under the applicable Source Document(s), funds in the lockbox are forwarded to a cash management account controlled by the lender(s), and the funds are disbursed according to the applicable Source Document(s).

12.	For the purpose of comparing the indicated characteristic(s) for the Property identified on the Preliminary Data File as “30 Rock Condos,” the Depositor instructed us to use “NAP.”

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Depositor that are described in the notes above.

Exhibit 3 to Attachment A

Provided Characteristics

Characteristic

Property Name
Loan Purpose
Trust Original Balance
Origination Date
Interest Rate
Administrative Fee Rate
Sponsors

Note:	We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the Provided Characteristics.